Exhibit 10.16

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (as amended from time to time, this “Agreement”), dated as of             , 20        , is hereby entered into by and between Malibu Boats, Inc., a Delaware corporation, and each of the Members (as defined herein).

RECITALS

WHEREAS, the parties hereto are party to the First Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Malibu Boats Holdings, LLC, a Delaware limited liability company (“Holdings”); and

WHEREAS, the parties hereto desire to provide for the exchange from time to time of Units (as defined herein) for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

1.1 Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Board” means the board of directors of the Corporation.

“Business Day” means any calendar day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close.

A “Change in Control” shall be deemed to have occurred if or upon:

(i) the stockholders of the Corporation approve the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than to any, directly or indirectly, wholly owned subsidiary of the Corporation;

(ii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other person, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the stockholders of the Corporation approve the adoption of a plan the consummation of which would result in the liquidation or dissolution of the Corporation;

(iv) the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation; or (b) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation ((a) and (b) collectively are referred to herein as “Exempt Persons”)) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50.01% of the aggregate voting power of the Voting Securities of the Corporation;

(v) during any 12-month period, individuals who at the beginning of such period composed the Board of Directors of the Corporation (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of 66 2/3% of the directors of the Corporation then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; or

(vi) the Corporation (or a directly or indirectly wholly owned subsidiary thereof) ceases to be the sole Managing Member of Holdings.

“Change in Control Event” means any of the following (i) the commencement of, or the first public announcement of the intent to commence, any transaction, including, without limitation, a tender or exchange offer by any person or entity (other than any Exempt Person), the consummation of which would result in a Change in Control; (ii) the commencement of, or the first public announcement of the intent to commence, any proxy solicitation by any person or entity subject to Rule 14a-12(c) under the Exchange Act, the consummation of which would result in a Change in Control; (iii) the Corporation, Holdings or any affiliate thereof entering into an agreement with any person or entity which, if consummated, would result in a Change in Control; or (iv) the adoption by the Board of Directors of the Corporation of resolutions authorizing any transaction or event which, if consummated, would result in a Change in Control.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Corporation” means Malibu Boats, Inc., a Delaware corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement. The terms “Exchanging” and “Exchanged” shall have correlative meanings.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means the number of shares of Class A Common Stock for which a Unit is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.2 of this Agreement.

“Holdings” means Malibu Boats Holdings, LLC, a Delaware limited liability company, and any successor thereto.

“Holdings LLC Agreement” means the First Amended and Restated Limited Liability Company Agreement of Holdings, dated on or about the date hereof, as such agreement may be amended from time to time.

“IPO” means the initial public offering and sale of Class A Common Stock (as contemplated by the Corporation’s Registration Statement on Form S-1 (File No.                     )).

“Member” means the parties who are signatories hereto, other than the Corporation, and each other Person who from time to time executes a Joinder Agreement in the form attached hereto as Exhibit C.

“Permitted Transferee” has the meaning given to such term in Section 4.1 of this Agreement.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Takeover Law” has the meaning given to such term in Section 3.1 of this Agreement.

“Unit” means (i) each Unit (as such term is defined in the Holdings LLC Agreement) issued as of the date hereof and (ii) each Unit or other interest in Holdings that may be issued by Holdings in the future that is designated by the Corporation as a “Unit”.

“Voting Securities” shall mean any securities of the Corporation which are entitled to vote generally in matters submitted for a vote of the Corporation’s stockholders or generally in the election of the Corporation’s board of directors.

ARTICLE II

EXCHANGES

2.1 Exchange of Units for Class A Common Stock.

(a) (i) Subject to Section 2.1(a)(ii), Section 2.1(f) and Section 2.1(g) hereof, from and after the date of the closing of the IPO, each Member shall be entitled, upon the terms and subject to the conditions hereof, to surrender Units (other than unvested Units) to the Corporation in exchange (an “Exchange”) for the delivery to such Member of (x) a number of shares of Class A Common Stock that is equal to the number of Units surrendered multiplied by the Exchange Rate; provided that any such Exchange is for a minimum of the lesser of 1,000 Units or all of the Units held by such Member, or such lesser amount as the Corporation determines to be acceptable, in its sole discretion; or (y) if the Corporation so elects, an amount of cash calculated in accordance with Section 2.1(f) hereof. Notwithstanding the foregoing, the Corporation shall not have the election to pay cash upon a Change in Control Event described in Section 2.1(a)(ii) hereof.

(ii) Notwithstanding anything to the contrary herein, upon the occurrence of any Change in Control Event, each Member shall be entitled, upon the terms and subject to the conditions hereof, to elect to Exchange Units for shares of Class A Common Stock; provided, that any such Exchange pursuant to this sentence shall be effective immediately prior to the consummation of the Change in Control (and, for the avoidance of doubt, shall not be effective if such Change in Control is not consummated); and provided further, that any such election pursuant to this Section 2.1(a)(ii) may be withdrawn by the Member who submitted such election by providing written notice to the Corporation not less than four business days prior to the consummation of the Change in Control.

(b) A Member shall exercise its right to Exchange Units as set forth in Section 2.1(a) above by delivering to the Corporation a written election of exchange in respect of the Units to be Exchanged substantially in the form of Exhibit A hereto (an “Exchange Notice”), duly executed by such Member or such Member’s authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of Holdings. As promptly as practicable following the delivery of an Exchange Notice, Holdings shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant Member. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Corporation will, subject to Section 2.1(c) below, upon the written instruction of a Member, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such Member, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Member.

(c) The Corporation and each Member shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Corporation shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Member that requested the Exchange then such Member and/or the person in whose name such shares are to be delivered shall pay to the Corporation amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Corporation that such tax has been paid or is not payable.

(d) Notwithstanding anything to the contrary herein, to the extent the Corporation or Holdings shall determine that interests in Holdings do not meet the requirements of Treasury Regulation Section 1.7704-1(h), the Corporation or Holdings may impose such restrictions on any Exchange as the Corporation or Holdings may determine to be necessary or advisable so that Holdings is not treated as a “publicly traded partnership- under Section 7704 of the Code. Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of Holdings, such an Exchange would pose a material risk that Holdings would be a “publicly traded partnership” under Section 7704 of the Code.

(e) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Member shall not be entitled to Exchange Units to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such Member may be party or any written policies of the Corporation related to unlawful or improper trading (including, without limitation, the policies of the Corporation relating to insider trading).

(f) If the Corporation elects to satisfy an Exchange in cash pursuant to Section 2.1(a)(i), then a Member may receive cash in lieu of shares of Class A Common Stock in exchange for Units surrendered in accordance with Section 2.1(a), in an amount equal to the Market Value of the shares of Class A Common Stock that such Member would have received absent such an election by the Corporation. For the purposes of this Section 2.1(f), the “Market Value” as of a particular date shall be determined as follows: (i) if, at the time of the Exchange, the Units are convertible for shares of Class A Common Stock (or the securities of any successor company to the Corporation) that trade on a national securities exchange, the Market Value shall be the closing sale price ending one (1) day prior to the date of the Exchange Notice; (ii) if, at the time of the Exchange, the Units are convertible for Class A Common Stock (or the securities of any successor company to the Corporation) that trade over-the-counter, the Market Value shall be the average of the closing bid or sale prices over the five (5) day trading period ending prior to the date of the Exchange; and (iii) if the Units are not convertible for securities of the Corporation, or any other entity the securities of which are listed or traded on an established securities market, then the Market Value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation. If the Member does not receive notice of the Corporation’s cash election substantially in the form of Exhibit B within five (5) business days of the Corporation’s receipt of such Member’s election of exchange, the Corporation shall forfeit the right to satisfy such Exchange in cash.

(g) Notwithstanding anything to the contrary herein, no Member may Exchange Units pursuant to Section 2.1(a)(i) during the 180 day period following the date of the closing of the IPO, unless such Member has executed the Lock-Up Agreement dated             , 20        .

2.2 Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, each Member shall be entitled to receive the amount of such security, securities or other property that such Member would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the Units held by the Members and their Permitted Transferees as of the date hereof, as well as any Units hereafter acquired by a Member and his or her or its Permitted Transferees. This Agreement shall apply to, mutatis mutandis, and all references to “Units” shall be deemed to include, any security, securities or other property of Holdings which may be issued in respect of, in exchange for or in substitution of Units by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

2.3. Class A Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the Exchange of the Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation and Holdings covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) If the Corporation does not elect to satisfy an Exchange in cash pursuant to Section 2.1(f), the Corporation covenants and agrees that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Member requesting such Exchange, the Corporation and Holdings shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Holdings shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

(c) Prior to the date of this Agreement, the Corporation has taken all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of the Corporation (including derivative securities with respect thereto) and any securities which may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each director or officer of the Corporation who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Corporation upon the registration of any class of equity security of the Corporation pursuant to Section 12 of the Exchange Act (with the authorizing resolutions specifying the name of each such officer or director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such person pursuant to this Agreement).

(d) If any Takeover Law or other similar law or regulation becomes or is deemed to become applicable to this Agreement or any of the transactions contemplated hereby, the Corporation shall use its reasonable best efforts to render such law or regulation inapplicable to all of the foregoing.

(e) The Corporation covenants that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable and not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any person or entity.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Corporation. The Corporation represents and warrants that (i) it is a corporation duly incorporated and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Class A Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by the Corporation and the consummation by it of the transactions contemplated hereby (including without limitation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate action on the part of the Corporation, including but not limited to all actions necessary to ensure that the acquisition of shares Class A Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s Board of Directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations” of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby (collectively, “Takeover Laws”), (iv) this Agreement constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by the Corporation and the consummation by the Corporation of the transactions contemplated hereby will not (A) result in a violation of the Certificate of Incorporation of the Corporation or the Bylaws of the Corporation or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Corporation is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Corporation or by which any property or asset of the Corporation is bound or affected, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not reasonably be expected to have a material adverse effect on the Corporation or its business, financial condition or results of operations.

3.2. Representations and Warranties of the Members. Each Member, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, to the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Member, (iv) this Agreement constitutes a legal, valid and binding obligation of such Member enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by such Member and the consummation by such Member of the transactions contemplated hereby will not (A) if it is not a natural person, result in a violation of the Certificate of Incorporation and Bylaws or other organizational documents of such Member or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such member is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable such Member, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not in any material respect result in the unenforceability against such Member of this Agreement.

ARTICLE IV

MISCELLANEOUS

4.1. Additional Members. To the extent a Member validly transfers any or all of such Member’s Units to another person in a transaction in accordance with, and not in contravention of, the Holdings LLC Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit C hereto, whereupon such Permitted Transferee shall become a Member hereunder. To the extent Holdings issues Units in the future, then the holder of such Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit C hereto, whereupon such holder shall become a Member hereunder.

4.2. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) if delivered personally, on the date of delivery, or, if delivered by facsimile, upon confirmation of transmission by the sender’s fax machine if sent on a Business Day (or otherwise, on the Business Day following confirmation of transmission by the sender’s fax machine) or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Corporation, to:

Malibu Boats, Inc.

5075 Kimberly Way

Loudon, Tennessee 37774

Attention: Chief Financial Officer

Fax:

If to a Member, to the address and facsimile number set forth in Holdings’ records.

Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.

4.3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

4.4. Entire Agreement: No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

4.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

4.7. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

4.8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

4.9. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation and (ii) Members holding a majority of the then outstanding Units held by Members (excluding Units held by the Corporation); provided that except as otherwise provided herein, no amendment may materially and adversely affect the rights of a Member, as such, other than on a pro rata basis with other Members without the consent of such Member (or, if there is more than one such Member that is so affected, without the consent of a majority of such affected Members in accordance with their holdings of Units).

4.10. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

4.11. Resolution of Disputes.

(a) Any and all disputes which cannot be settled amicably, including but not limited to any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in Delaware in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the Dispute fail to agree on the selection of an arbitrator within ten (10) calendar days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer admitted to the practice of law in the State of Delaware and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings. In addition to monetary damages, the arbitrator shall be empowered to award equitable relief, including, but not limited to an injunction and specific performance of any obligation under this Agreement. The arbitrator is not empowered to award damages in excess of compensatory damages, and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. The award shall be final and binding upon the parties as from the date rendered, and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues, or accounting presented to the arbitral tribunal. Judgment upon any award may be entered and enforced in any court having jurisdiction over a party or any of its assets.

(b) Notwithstanding the provisions of paragraph (a), the Corporation may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Member (i) expressly consents to the application of paragraph (c) of this Section 4.11 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Corporation as such Member’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Member of any such service of process, shall be deemed in every respect effective service of process upon the Member in any such action or proceeding.

(c) (i) EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN WILMINGTON, DELAWARE FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH (B) OF THIS SECTION 4.11, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another; and

(ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in paragraph (c)(i) of this Section 4.11 and such parties agree not to plead or claim the same.

4.12. Tax Treatment. This Agreement shall be treated as part of the partnership agreement of Holdings as described in Section 761(c) of the Code and Sections l .704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Units by a Member to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

4.13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

4.14. Independent Nature of Members’ Rights and Obligations. The obligations of each Member hereunder are several and not joint with the obligations of any other Member. and no Member shall be responsible in any way for the performance of the obligations of any other Member hereunder. The decision of each Member to enter into this Agreement has been made by such Member independently of any other Member. Nothing contained herein, and no action taken by any Member pursuant hereto, shall be deemed to constitute the Members as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Members are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Members are not acting in concert or as a group. and the Corporation will not assert any such claim with respect to such obligations or the transactions contemplated hereby.

4.15. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

MALIBU BOATS, INC.

By:
Name:
Title:

MEMBERS:

For Individual and Joint Members:

(Signature)

Print Name:

(Signature of Joint Member)

Print Name of Joint Member, if any:

For Corporate, Partnership, Limited Liability Company, Trust or Other Entity Members:

(Print Name of Entity)

By:
(Signature)
Name:
Title:

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Malibu Boats, Inc.

5075 Kimberly Way

Loudon, Tennessee 37774

Attention: Chief Financial Officer

Fax:

Reference is hereby made to the Exchange Agreement, dated as of [     ], 20         (the “Exchange Agreement”) among Malibu Boats, Inc., a Delaware corporation and the holders of Units (as defined herein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Member hereby transfers to the Corporation, the number of Units set forth below in Exchange for shares of Class A Common Stock or cash, pursuant to Section 2.1(f). If the Exchange is for Class A Common Stock, such shares are to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Member:

Address:

Number of Units to be Exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation, the Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Exchange therefor.

A-1

IN WITNESS WHEREOF the undersigned. by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

A-2

EXHIBIT B

[FORM OF]

CASH ELECTION NOTICE

[Exchanging Member]

[Address]

Reference is hereby made to the Exchange Agreement, dated as of [    ], 20         (the “Exchange Agreement”), by and among Malibu Boats, Inc., a Delaware corporation (the “Corporation”), and each of the Members (as defined therein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The Corporation received an Election of Exchange from the below Member on [    ], 20[    ]. Pursuant to Section 2.1(f) of the Exchange Agreement, the Corporation has elected to satisfy the Exchange in cash in lieu of Class A Common Stock.

Legal Name of Member:

Number of Units to be Exchanged:

Market Value per Unit: $

Aggregate Market Value: $

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EXHIBIT C

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [            ], 20     (the “Agreement”), among Malibu Boats, Inc., a Delaware corporation (the “Corporation”) and each of the Members from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Units in Holdings. By signing and returning this Joinder Agreement to the Corporation, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Member contained in the Agreement, with all attendant rights, duties and obligations of a Member thereunder and (ii) makes each of the representations and warranties of a Member set forth in Section 3.2 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

For Corporate, Partnership, Limited Liability Company, Trust or Other Entity
Members:	For Individual and Joint Members:

(Print Name of Entity)	(Signature)

By:
(Signature)	Print Name:
Name:
Title:	(Signature of Joint Member)

Print Name of Joint Member, if any:

Address for Notices:	With copies to:

Attention:

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